FINAL – FOR IMMEDIATE RELEASE

Turkey’s D-Smart Selects KIT digital to Launch Over-the-Top Pay TV Service

Multiscreen Video Service Will Be Powered by KIT digital’s Cosmos Video Platform

NEW YORK, NY, and LONDON, JULY 23, 2012 -- KIT digital, Inc. (NASDAQ: KITD), a leading video management software and services company, today announced that it has been selected by Turkish pay TV provider D-Smart to develop and launch a multiscreen over-the-top (OTT) pay TV service.

“D-Smart is the most innovative digital platform in Turkey and this OTT project will provide our customers with an unparalleled user experience across their preferred devices,” said Ali Güven, CEO at D-Smart.

The D-Smart OTT service will be implemented using KIT digital’s Cosmos video platform and will support the delivery of live and on-demand programs to audiences in Turkey and around the world across multiple connected devices, including PC/Mac, tablets and smartphones. KIT digital will design and configure the software solution at the heart of the OTT service, and will partner with a local systems integrator to complete the implementation.

“We are thrilled that our first end-to-end implementation of Cosmos in Turkey will be for D-Smart, and we are confident that our partnership together will be tremendously fruitful for both our organizations,” added Frances Jarvis, Managing Director of EMEA at KIT digital.

D-Smart’s decision to roll out an OTT service mirrors the reaction of traditional pay TV providers around the world to consumer demand for IP-delivered video solutions, but Turkey offers a particularly compelling opportunity for forward-thinking service providers like D-Smart: although penetration of traditional digital TV is expected to nearly double by 2016, multiscreen viewing habits in Turkey are expected to grow five times as quickly in the same period, according to data by research group Screen Digest.

“D-Smart is in the business of delivering superior content to our customers here in Turkey. By partnering with KIT digital, we will now be able to deliver this content to a global audience the way they want to view it – anytime, anywhere, on any device,” said Erdogan Simsek, VP of Technology at D-Smart. “KIT digital’s superior software and deep experience made them the obvious choice for this project, and we hope to tap them in the future as we expand this service to new platforms and audiences.”

The broadcast-grade Cosmos video platform will be the software backbone of D-Smart’s new service, enabling premium content delivery to multiple devices via a consistent and intuitive user interface and supporting new platforms and devices in the future. The entire solution can be quickly and cost-effectively scaled to meet the viewership demands of audiences in and outside of Turkey, enabling support for multi-lingual, multi-currency and multi-territory geo-blocking.

© 2012 - KIT digital, Inc. - All Rights Reserved

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“Cosmos doesn’t just make multiscreen video delivery possible – it makes it efficient,” said Oliver Botti, VP Sales South East Europe at KIT digital. “We are eager to help D-Smart’s editorial and marketing teams easily orchestrate publishing processes for many channels and devices by leveraging Cosmos and its flexible video content management system.”

About D-Smart

Part of the Doğan TV Holding group, D-Smart is Turkey’s 2nd largest DTH platform with 37.57% market share. D-Smart provides 1.8 million users with 29 high definition TV channels and thematic networks, as well as Turkey's public channels and hundreds of other local and international satellite channels. D-Smart’s total offering of 29 HD channels and 183 SD channels forms the widest service offering in Turkey.

About KIT digital, Inc.

KIT digital (NASDAQ: KITD) is a leading video management software and services company. The KIT Video Platform, the company's cloud-based video asset management system, enables enterprise, media & entertainment and network operator clients to produce, manage and deliver multiscreen socially-enabled video experiences to audiences wherever they are. KIT digital services nearly 2,500 clients in 50+ countries including some of the world's biggest brands, such as Airbus, The Associated Press, AT&T, BBC, BSkyB, Channel 4, Channel 5, Disney-ABC, Google, HP, Mediaset, MTV, News Corp, RCS MediaGroup, Sky Deutschland, Sky Italia, Telecom Argentina, Telecom Italia, Telefonica O2, Universal Studios, Verizon, Vodafone, Volkswagen and Wind. KIT digital maintains corporate headquarters in New York City and offices in 21 countries around the world. Visit the company at www.kitd.com or follow on Twitter at www.twitter.com/KITdigital.

Additional Information Regarding the Solicitation and Where to Find It

In connection with KIT digital, Inc.’s possible solicitation of proxies, the company intends to file a proxy statement (and related proxy materials) on Schedule 14A with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders its proxy statement (and related proxy materials).  INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KIT DIGITAL, INC. AND THE SOLICITATION OF PROXIES.  The definitive proxy statement (when it becomes available) will be mailed to KIT digital, Inc. stockholders.  Investors and stockholders may obtain a free copy of all of these documents (when available) and other documents filed by KIT digital Inc. at the SEC’s website at www.sec.gov and at the Investor Relations section of the company’s website at www.kitd.com.  The definitive proxy statement and such other documents may also be obtained for free from KIT digital, Inc. by directing such request to KIT digital, Inc., Attention: Murray Arenson, 26 W. 17th Street, 2nd Floor, New York, New York 10011, Telephone: +1 646 553 4900.

© 2012 - KIT digital, Inc. - All Rights Reserved

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KIT digital, Inc. and its directors, director-nominees and executive officers may be deemed to be participants in the solicitation of proxies from KIT digital Inc.'s stockholders. Information about KIT digital, Inc.’s directors, director-nominees and executive officers will be set forth in KIT digital Inc.’s proxy statement on Schedule 14A which the company intends to file with the SEC and furnish to its stockholders.

Important Cautions Regarding Forward-Looking Statements

This press release contains certain "forward-looking statements" related to the businesses of KIT digital, Inc., which can be identified by the use of forward-looking terminology, such as "believes," "estimates," "expects," "intends," "anticipates," "will continue," "projects," "plans" and variations of such words or similar expressions, but their absence does not mean that the statement is not forward-looking. Statements in this announcement that are forward-looking include, but are not limited to, statements made concerning the success of our partnership with D-Smart and expectations of growth of multiscreen viewing habits in Turkey. Such forward-looking statements involve known and unknown risks and uncertainties, including uncertainties relating to product development and commercialization, integration of acquired businesses, the ability to obtain or maintain patent and other proprietary intellectual property protection, market acceptance, future capital requirements, regulatory actions or delays, competition in general and other factors that may cause actual results to be materially different from those described herein. Certain of these risks and uncertainties are or will be described in greater detail in our public filings with the U.S. Securities and Exchange Commission. Except as required by U.S. federal securities laws, KIT digital is not under obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

KIT digital Media Contact:

Daniel Goodfellow

SVP, Global Marketing and Communications

Tel. +1-917-513-6081

Daniel.Goodfellow@kit-digital.com

KIT digital Investor Contact:

Murray Arenson

SVP, Investor Relations & Corporate Initiatives

Tel. +1-646-553-4900

Murray.Arenson@kit-digital.com

© 2012 - KIT digital, Inc. - All Rights Reserved

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